EXHIBIT 99.1

Malcolm W. Henley

Tulsa, Oklahoma, USA
918-743-4552 (Fax)	918-740-1616 (Mobile)	malcolm@olp.net (Email)

August 16, 2010

Imperial Petroleum, Incorporated

329 Main Street, Suite 801

Evansville, IN 47708

Attention: Jeffrey T. Wilson, Chairman

Dear Mr. Wilson:

Effective immediately, I hereby resign my position as a Director of Imperial Petroleum, Incorporated.

Malcolm W. Henley

Acknowledged:

Jeffrey T. Wilson
Chairman
Imperial Petroleum, Inc.

Date: